EXHIBIT 23-1



                            Lazar Levine & Felix LLP




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 of our opinion dated April 13, 1999 on the financial statements of WCM Capital Inc. as of December 31, 1998.




                                           /s/  Lazar Levine & Felix, LLP
                                           ------------------------------
                                           Lazar Levine & Felix, LLP


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